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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 7, 2005
                             -----------------------

                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

              GEORGIA                             000-28000                         58-2213805
    (State or Other Jurisdiction          (Commission File Number)                 (IRS Employer
         of Incorporation)                                                      Identification No.)

                         600 GALLERIA PARKWAY, SUITE 100
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (770) 779-3900

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendments to Employment Agreements

On February 11, 2005, following negotiation and recommendation of the Compensation Committee of the Board of Directors (the "Board") of PRG-Schultz International, Inc. (the "Company"), the independent directors of the Board approved final forms of agreement with Mr. Cook, Chairman and Chief Executive Officer, Mr. Toma, Vice Chairman, and the Company's Executive Vice Presidents implementing the change of control program approved by the Compensation Committee on October 19, 2004, and previously reported on Form 8-K filed with the U.S. Securities and Exchange Committee on October 26, 2004, which is incorporated herein by reference.

The final, material terms and conditions of the agreements between the Company and those executive officers who were named in its 2004 annual proxy statement and those expected to be named in the 2005 annual proxy statement (collectively, Messrs. Cook, Toma, Bacon, Benjamin, Goldfarb, and Moylan, hereafter the "Named Executive Officers") are as previously reported, except in the following respects:

     o Restrictive Covenants. The restrictive covenants have been narrowed to increase the likelihood that they will be enforceable under Georgia law.

     o Transaction Success Fees. If any of Mr. Toma and the Executive Vice Presidents has not remained in service with the Company through the date of a change of control, he or she will nonetheless be entitled to the entirety of the Transaction Success Fee, if he or she was terminated in contemplation of a Change of Control, or at the insistence of the prospective purchaser of the Company, but only if the Change of Control actually occurs prior to a particular date set forth in the agreement. The Transaction Success Fee will be payable 30 days following the termination or Change of Control, whichever occurs later.

     o Forfeiture. A portion of the cash and restricted stock provided under the agreements is subject to forfeiture in the event of specified breaches of the restrictive covenants.

     o Mr. Toma's Agreement. With respect to Mr. Toma's agreement, the termination payment benefit remains substantially unaltered from his pre-existing employment agreement, except that the definitions of Good Reason and Change of Control were updated and standardized to be consistent with those of the other Key Officers. However, consistent with his pre-existing agreement, Mr. Toma's termination payment benefit remains payable in the event of a Change of Control without regard to the date of its occurrence. Mr. Cook's departure as CEO of the Company for any reason will constitute involuntary termination of Mr. Toma's employment without cause, except with respect to the acceleration of his restricted stock award, which is governed by the terms of the Company's Stock Incentive Plan.

     o    Mr.   Moylan's   Agreement.   Following   valuation  of  Mr.  Moylan's


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

          restrictive covenants, the Compensation Committee determined to increase Mr. Moylan's termination payment benefit to provide him a benefit comparable to that of the other Key Officers. Due to the unique nature of Mr. Moylan's position as chief financial officer of a public company, the Compensation Committee determined it appropriate to provide that in the case of Mr. Moylan, the definition of Good Reason would include the event that the Company ceases to be a public company.

The agreements are not effective until fully executed and delivered.

Appointment of Special Committee and Approval of Retainer Fee

On February 8, 2005, at a regularly scheduled meeting of the Board of Directors (the "Board") of PRG-Schultz International, Inc. (the "Company"), the Board determined to create a new special committee for the purpose of analyzing the Company's strategic alternatives and to consider, evaluate and approve any such potential alternatives (to the extent permitted by law) or otherwise make recommendations to the Board regarding same. The Board named the following independent directors to serve on the special committee:

     o    Garth H. Greimann (chair);
     o    David A. Cole;
     o    Gerald E. Daniels;
     o    N. Colin Lind; and
     o    Jimmy M. Woodward.

In connection therewith, the Board determined that because of the substantial amount of time and effort which will be required in connection with such an undertaking, members who serve on the new special committee are entitled to a one-time supplemental retainer fee of $20,000 for the chair, and $15,000 for the other members, plus reimbursement for all out-of-pocket expenses reasonably incurred. Committee members will not be entitled to any additional attendance fees for attending meetings of the special committee.

Option Grants to Non-employee Directors

On February 7, 2005, in consultation with the Nominating and Corporate Governance Committee of the Board, the Compensation Committee granted options to purchase 10,000 shares of the Company's common stock to the following non-employee directors:

     o    David A. Cole;
     o    Gerald E. Daniels;
     o    Jonathan Golden;
     o    Garth H. Greimann;
     o    N. Colin Lind;
     o    Thomas S. Robertson; and
     o    Jimmy M. Woodward.


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

The exercise price will be set at the closing price of the Company's common stock on February 25, 2005. The options will be exercisable as of February 25, 2005, will expire on February 25, 2010, and are fully vested. A form of the non-employee director option agreement is attached.


Material Relationships

Neither the Company nor any of its affiliates has any material relationship with any of the above-referenced directors or its Named Executive Officers, apart from their status as directors and officers of the Company, as holders of Company securities, and as otherwise described in the Company's previously filed annual proxy statement and periodic reports.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

      Exhibit Number       Description
      -------------------- -----------------------------------------------------
      99.1                 Form of Non-employee Director Option Agreement



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PRG-SCHULTZ INTERNATIONAL, INC.



Date: February 11, 2005               By:   /s/ C. McKellar, Jr.
                                          --------------------------------------
                                            Clinton McKellar, Jr.
                                            General Counsel and Secretary





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